TVPSF 12/98 - F SMALL CAP/Y2K/EURO

                       SUPPLEMENT DATED DECEMBER 11, 1998

                       TO THE PROSPECTUS DATED MAY 1, 1998

                                       OF

                     TEMPLETON VARIABLE PRODUCTS SERIES FUND

I. THE SECTION "PORTFOLIO INVESTMENTS" UNDER "INVESTMENT OBJECTIVE AND POLICIES - FRANKLIN SMALL CAP INVESTMENTS FUND" IS AMENDED AS FOLLOWS:

     a) The first five sentences of the first paragraph are replaced with the following:

     PORTFOLIO INVESTMENTS. The Fund seeks to accomplish its objective by investing primarily (normally at least 65% of its assets) in equity securities of smaller capitalization growth companies ("small cap companies"). Investments in small cap companies may involve greater risks and greater volatility than investments in larger and more established companies. A small cap company generally has a market capitalization of less than $1.5 billion at the time of the Fund's investment and, in the opinion of the Fund's Manager, is positioned for rapid growth in revenues, earnings or assets. Market capitalization is defined as the total market value of a company's outstanding common stock. The securities of small cap companies are traded on U.S. or foreign stock exchanges and over-the-counter.

     b) The first two sentences of the second paragraph are deleted.

II. THE SECTION "FOREIGN SECURITIES" UNDER "EXPLANATION OF RISK FACTORS" IS AMENDED BY DELETING THE FOURTH PARAGRAPH AND ADDING THE FOLLOWING TEXT AT THE END OF THE SECTION:

     EURO. On January 1, 1999, the European Monetary Union ("EMU") plans to introduce a new single currency, the Euro, which will replace the national currency for participating member countries. If a Fund holds investments in countries with currencies replaced by the Euro, the investment process, including trading, foreign exchange, payments, settlements, cash accounts, custody and accounting will be impacted.

     The process to establish the Euro may result in market volatility. It is not possible to predict the impact of the Euro on the business or financial condition of European issuers or on the Funds. The transition and the elimination of currency risk among EMU countries may change the economic environment and behavior of investors, particularly in European markets. To the extent a Fund holds non-U.S. dollar (Euro or other) denominated securities, it will still be exposed to currency risk due to fluctuations in those currencies versus the U.S. dollar.

     Franklin Resources, Inc. ("Resources"), the parent company of the Funds' Investment Managers, has created an interdepartmental team to handle all Euro-related changes to enable the Franklin Templeton Group of Funds to process transactions accurately and completely with minimal disruption to business activities. While there can be no assurance that the Funds will not be adversely affected, the Investment Managers and their affiliated service providers are taking steps that they believe are reasonably designed to address the Euro issue.

  III. THE SECTION "YEAR 2000" UNDER "OTHER INFORMATION" IS REPLACED WITH THE
FOLLOWING:

     YEAR 2000 PROBLEM. The Funds' business operations depend upon a worldwide network of computer systems that contain date fields, including securities trading systems, securities transfer agent operations and stock market links. Many of the systems currently use a two digit date field to represent the date, and unless these systems are changed or modified, they may not be able to distinguish the Year 1900 from the Year 2000 (commonly referred to as the Year 2000 problem). In addition, the fact that the Year 2000 is a non-standard leap year may create difficulties for some systems.

     When the Year 2000 arrives, the Funds' operations could be adversely affected if the computer systems used by the Investment Managers, their service providers and other third parties they do business with are not Year 2000 ready. For example, the Funds' portfolio holdings and operational areas could be impacted, including securities trade processing, interest and dividend payments, securities pricing, shareholder account services, reporting, custody functions and others. The Funds could experience difficulties in effecting transactions if any of their foreign subcustodians, or if foreign broker/dealers or foreign markets are not ready for Year 2000.


PAGE


     In evaluating current and potential portfolio positions, Year 2000 is only one of the factors that the Funds' Investment Managers take into consideration. The Investment Managers will rely upon public filings and other statements made by companies regarding their Year 2000 readiness. Issuers in countries outside of the U.S., and in particular in emerging markets, may not be required to make the same level of disclosure regarding Year 2000 readiness that is required in the U.S. The Investment Managers, of course, cannot audit each company and their major suppliers to verify their Year 2000 readiness. If a company any Fund is invested in is adversely affected by Year 2000 problems, it is likely that the price of its security will also be adversely affected. A decrease in the value of one or more of a Fund's fund holdings will have a similar impact on the price of the Fund's shares.

     The Investment Managers and their affiliated service providers are making a concerted effort to take steps they believe are reasonably designed to address their Year 2000 problems. Of course, the Funds' ability to reduce the effects of the Year 2000 problem is also very much dependent upon the efforts of third parties over which the Funds and their Investment Managers may have no control.

     PLEASE KEEP THIS SUPPLEMENT WITH YOUR PROSPECTUS FOR FUTURE REFERENCE.